                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 17, 1997


                              Geoworks Corporation
            --------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
                ------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-23926                                         94-2920371
     -------------                                 ---------------------
      (COMMISSION                                      (IRS EMPLOYER
      FILE NUMBER)                                  IDENTIFICATION NO.)


                 960 Atlantic Avenue, Alameda, California    94501
              -------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


                                 (510) 814-1660
             ------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    Geoworks
         ---------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.        OTHER EVENTS

               On October 17, 1997, the Secretary of State of the State of California approved an Agreement of Merger dated October 7, 1997 between the Registrant and Geoworks, a California corporation which was the Registrant's predecessor corporation ("Geoworks California"), pursuant to which the state of incorporation of the Registrant was changed from California to Delaware, effective retroactively to October 8, 1997. Such change in the Registrant's state of incorporation (the "Reincorporation") was effected through the merger of Geoworks California with and into the Registrant, which, prior to such merger, was a wholly owned subsidiary of Geoworks California. The Registrant was the surviving corporation of this merger and, upon its effectiveness, succeeded to and came to possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and became subject to all the debts, liabilities, obligations, restrictions and duties of Geoworks California. The Reincorporation was approved by the Registrant's Board of Directors on May 27, 1997 and by the holders of a majority of the Registrant's outstanding shares of Common Stock at the Registrant's Annual Meeting of Shareholders held on August 19, 1997.

               The Reincorporation caused the Registrant's corporate name to be changed from "Geoworks" to "Geoworks Corporation". It did not, and will not in the future, result in (i) any change in the Registrant's business, assets or liabilities; (ii) the moving of the Registrant's principal executive offices; or
(iii) any relocation of the Registrant's management or other employees. Upon the effectiveness of the Reincorporation, each share of Geoworks California Common Stock which was outstanding immediately prior thereto was automatically changed and converted into one share of the Registrant's Common Stock. Any certificate representing shares of Geoworks California Common Stock so converted will be deemed to represent an equivalent number of shares of the Registrant's Common Stock from and after the effective date of the Reincorporation without need for further action on the part of the holder thereof.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS

        (c)    Exhibits

         Exhibit Number     Exhibit
         --------------     -------
         2.01               Agreement of Merger dated October 7, 1997 between
                            Registrant and the Registrant's predecessor
                            corporation, Geoworks, a California corporation.

         4.01 Certificate of Incorporation of Registrant, as filed with the Delaware Secretary of State on September 9,
                            1997 and currently in effect.

         4.02               Bylaws of Registrant, as adopted on September 10,
                            1997 and currently in effect.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Geoworks Corporation

Date:  October 24, 1997                By: /s/ David A. Thatcher
                                           -------------------------------------
                                           David A. Thatcher
                                           Vice President and
                                           Chief Financial Officer





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                                INDEX TO EXHIBITS


         Exhibit Number     Exhibit
         --------------     -------
         2.01               Agreement of Merger dated October 7, 1997 between
                            Registrant and the Registrant's predecessor
                            corporation, Geoworks, a California corporation.

         4.01 Certificate of Incorporation of Registrant, as filed with the Delaware Secretary of State on September 9,
                            1997 and currently in effect.

         4.02               Bylaws of Registrant, as adopted on September 10,
                            1997 and currently in effect.